Exhibit 99.198

Preemptive Energy Management with Physical Transmission rights (PREEMPT) Preliminary Proposal to the California Power Exchange Tabors Caramanis & Associates Cambridge, MA 02138 August 14th, 2000

TCA considered three alternative congestion management approaches: 1. The CA ISO Congestion Management Reform Proposal with the imposition of an "into California" hub-based trading structure 2. COMET 3. PREEMPT - A physical rights-based congestion management scheme with a central hub-based market structure developed by TCA Introduction

TCA selected PREEMPT as the preferred congestion management system. The CA ISO Reform Proposal can be implemented with an "into CA" hub, based on the UCMP price set by the PX. However, this approach would not achieve the same degree of forward market efficiency and liquidity as a trading hub based on a physical rights model. Thus, TCA focused on developing the key concepts underlying PREEMPT. Introduction

A central hub-based financial market with basis differentials (BDs) to all Local Pricing Areas (LPAs) in California BDs are financial and physical instruments Preemptive congestion management based on tradable, physical transmission rights Exchanges with continuous trading of energy, transmission and BDs Commercial model of the transmission system based on 10-15 internal interfaces and LPAs, the same as the CA ISO Reform Proposal Locational real-time balancing market, along the lines of the CA ISO Reform Proposal Other market aspects, such as local reliability requirements and ancillary services, are not integral to this proposal, and will likely adopt the CA ISO's recommended approach. Key Characteristics

Minimal expected intra-LPA congestion Forward markets align closely with the physical system, due to more detailed pricing areas and commercially significant interfaces (CSIs) Eliminate need for ISO to conduct day-ahead CONG Day-ahead schedules respect transmission system to due physical nature of transmission rights Greater forward market liquidity for energy and transmission Central hub and BDs will facilitate increased inter-regional trade Full release of simultaneously feasible capacity net of existing contracts Compatible 'seams' handling with neighboring RTOs Improvements Over the Current System

Physical Transmission Property Rights (PTRs) Directional right to use a transmission interface [delivery certainty] Holders surrender the right if unused in day-ahead scheduling (option) Defined for 10-15 commercially significant interfaces (CSIs) [simple, liquid] PTRs continuously traded in secondary forward market [advance price certainty] PTR purchases required with schedules (congestion-free schedules) PTRs released in auctions, partly on a long-term basis, and partly in a short-term incremental capacity market [balance long-term price certainty against selling realistic system capability] PTRs valid for periods of 3 months or a season [dynamic alignment of commercial model with physical system]

PTR Markets and Requirements PTRs are not required for long forward market energy trading However, energy schedules are required to have PTRs on all CSIs on which they have flow impacts above a threshold value Shift factor matrix will be posted in the exchanges PTRs can be obtained in a number of ways: Direct purchase from primary auctions Bilateral purchase or via other secondary market exchanges Through the PX's PTR exchange service

Central Hub (Vincent) BD Los Angeles BD San Francisco BD Humboldt BD IV Major Interfaces Hub to/from LPA Basis Differentials BD Imperial Valley BD NP15 BD ZP26 ILLUSTRATIVE Central Hub Trading Structure

Physical Foundation for Basis Differentials BDs computed based on market price of PTRs weighted by shift factors on given path. BDs can change with PTR market prices and flow patterns.

PX Long Forward Market Offerings PX offers a set of continuously clearing products beyond DA timeframe Energy at hub(s) [subject to basis differential only if taken to DA scheduled or RT delivery] PTRs Continuously updated posting of bid/ask values One or multiple hub energy product(s) as anchor Plus basis differentials from hub for DA schedules and hourly market schedules for: Major paths at first; Plus initially-less-liquid paths later as volume increases

The Operational Plan Scheduling Coordinators Market Participants or Agents for Participants who interface with RTO for scheduling, adjustments, etc. Scheduling Coordinators certified based on financial and technical qualifications Day-Ahead Scheduling used to develop an Operational Plan which will assure secure operation of the system Scheduling Coordinators make Adjustment Schedules to adjust market/load/resource changes if no new congestion RTO Operates a Real-Time Balancing Market

Adjustment and Real-time Markets Market participants will be able to submit adjustments after submitting schedules day-ahead up until real-time (however defined, e.g., one hour) so long as they have the required PTRs The ISO will clear inter-LPA congestion due to unforeseen outages or changes in shift factors only in real time, using the reduced network optimization model described in the CA ISO Reform proposal Intra-LPA congestion, though expected to be minimal, will be cleared using out-of-market redispatch, and will be charged to all loads in the LPA The ISO will develop LPA-level clearing prices for energy imbalances An open issue is whether the ISO should enforce market separation but allow market participants to specify whether they want to allow the ISO to trade across participants in real-time

Seams Management NW RTO (Flowgate/Zonal) Desert Star (Flowgate/Zonal) Sierra Pacific (?) PREEMPT is fully compatible with neighboring RTO proposals, and will enable better management of the 'donut' dependencies.

Forward Market Operation - Some Examples

Example Network Representation Zone A (NP15) Zone B (SP15) Zone C (Path 46 - PV) CSI1 CSI2 CSI4 (CSI8) (CSI5) (CSI6) Zone D (PV) CSI3 (CSI7) SD LPA LA LPA SF LPA

Shift Factors - To Zone B (SP15, Hub) Shift factors for illustrative purpose only. Assume equal impedances on each of paths C-B, D-B, and C-D. Remaining shift factors based on radial configuration as shown. Shift factors for CSI5 through CSI8 are the negative of those for CSI1 through CSI4, respectively.

PTR Market Snapshot: Example Prices for CSIs, LPA Paths (Directional)



Zone A (NP15)
Zone C (Path 46 – PV)
SF
LPA
SF = -$3/MW
CSI2= $5/MW
CSI4 = $0/MW
CSI1 = $7/MW
LA
LPA
LA = -$8/MW
CSI3 = $6/MW
SD
LPA
SD = -$7/MW
Zone B (SP15)
Zone D (PV)

Example PTR prices from bilateral, PX exchange market for PTRs.

August 14, 2000

Energy/BD Forward Market: Example Prices for Hub, LPAs, Based on BDs



Zone A (NP15)
Price = $25 - $7 = $18
SF Price = $21
SF LPA
SF = -$3/MW
CSI1 = $7/MW
LA Price = $33
LA LPA
LA = -$8/MW
SD LPA
SD = -$7/MW
SD Price = $32
HUB: Zone B (SP15)
Ref Price=$25
Zone C (Path 46 – PV)
Price = $25 - 5.33 = $19.67
CSI2= $5/MW
CSI4 = $0/MW
CSI3 = $6/MW
Zone D (PV)
Price = $25-$5.67 = $19.33

August 14, 2000

Long Forward Market Month Ahead to Day Ahead Participants trade numerous products, e.g.: 5x16 energy for delivery/receipt at Hub; 7x24 energy for delivery/receipt at LA LPA, or equivalent to Hub + BD for energy delivery/receipt. PTRs for specific CSIs. BDs (proportioned portfolio of PTRs) for certain energy trades. Participants settle at prices based on continuous bid/ask system: Different parties lock in different quantities and different prices over time intervals from month ahead to close to day ahead.

Example Energy Transaction and Schedule Month Ahead: SC locks in 100 MW supply for delivery to SP15 Hub from NP15, for 7x24 for 1 week; Same SC locks in 100 MW load for receipt at LA LPA, same 7x24 for 1 week; Same SC secures PTRs for NP15 to SP15, and for SP15 to LA LPA, and charges supply and load clients for this transportation, based on current PTR posted prices. Day Ahead: SC submits balanced schedules to ISO based on original 100 MW transaction and required PTRs. Real Time: SC buys and sells imbalance energy at ISO RT prices for supply of 98 MW (2 MW buy in Zone A, NP15) and demand of 95 MW (5 MW sell in Zone B, SP15). ISO Settlement of RT incremental/decremental energy based on last balanced schedule submitted.

Energy Transaction



Zone A (NP15)
Generation : 100 MW, Scheduled injection at NP15, 98 MW Actual Injection, 7x24
SF LPA
100 MW of PTRs Scheduled
98 MW Actual Flow
7x24
CSI1
LA LPA
100 MW Scheduled, 95 MW actual withdrawal, 7x24
Zone B (SP15)

<u>Real Time Imbalance Energy Settlement With ISO:</u>

-SC buys 2 MW at NP15, pays ISO's NP15 RT Price (each of 7x24 hours) for 2 MW of (short) energy.

-SC sells at LA LPA 5 MW of (long) energy at ISO's LA LPA RT Price (each of 7x24 hours).

-ISO uses 2 MW of RT available PTRs to balance system at least cost (each of 7x24 hours).

August 14, 2000

Comparison with CA ISO Reform Proposal CA ISO Proposal PREEMPT Commercial Model Transmission Rights Day-Ahead Process Define LPAs based on LRAs, nomograms and commercially significant interfaces Expect 10-15 interfaces/LPAs Financial rights with physical characteristics (no obligations, some scheduling priority) Not required with schedules 100% released net of ETCs Adopt CA ISO methodology for LPA and CSI selection Institute central hub financial market with BDs to all LPAs - simplify transmission purchases Physical rights, 'use or lose' rule Required with schedules 100% release net of ETCs Retain CONG, but improve algorithms for clearing inter-LPA congestion ISO develops congestion prices PX clears energy pool, sets DA and HA prices ISO conducts only scheduling process No need to run CONG, since schedules are congestion-free PX continuously clears trades, no pool ISO runs reduced network optimization model, relaxes market separation rule ISO clears intra-LPA congestion with out-of- market redispatch Adopt CA ISO methodology for residual congestion management and imbalance pricing Open issue as to whether market separation rule should be enforced Real-Time and Balancing Serves as single scheduling coordinator Runs DA and HA energy pool, sets UCMP and coordinates schedule iteration Operates an exchange that continuously clears trades and posts product prices Offers several new products, including BDs and PTRs Not a scheduling coordinator PX Role